Designated Filer:  Spencer Capital Management, LLC
Issuer & Ticker Symbol:   REXI
Date of Event Requiring Statement:  12/12/2006


                                                                    Exhibit 99.2

                              List of Joint Filers


1.   Name:    Kenneth H. Shubin Stein, MD, CFA
     Address: 1995 Broadway, Suite 1801
              New York, NY 10023

2.   Name:    Spencer Capital Opportunity Fund, LP
     Address: 1995 Broadway, Suite 1801
              New York, NY 10023

3.   Name:    Spencer Capital Partners, LLC
     Address: 1995 Broadway, Suite 1801
              New York, NY 10023

4.   Name:    Spencer Capital Offshore Opportunity Fund, Ltd.
     Address: c/o Walkers SPV Ltd.
              P.O. Box 908GT
              Walkers House
              Mary Street
              George Town, Cayman Islands

5.   Name:    Spencer Capital Offshore Partners, LLC
     Address: 1995 Broadway, Suite 1801
              New York, NY 10023

6.   Name:    Spencer Capital Select Fund, LP
     Address: 1995 Broadway, Suite 1801
              New York, NY 10023

7.   Name:    Spencer Capital Select Partners, LLC
     Address: 1995 Broadway, Suite 1801
              New York, NY 10023







Date:  December 13, 2006
                                 SPENCER CAPITAL OPPORTUNITY FUND, LP


                                 By:  Spencer Capital Partners, LLC,
                                      Its General Partner


                                 By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                      ------------------------------------------
                                      Name:  Kenneth H. Shubin Stein, MD, CFA
                                      Title: Managing Member

                                 SPENCER CAPITAL PARTNERS, LLC


                                 By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                      ------------------------------------------
                                      Name:  Kenneth H. Shubin Stein, MD, CFA
                                      Title: Managing Member



                                 SPENCER CAPITAL OFFSHORE OPPORTUNITY FUND, LTD.


                                 By:  Spencer Capital Offshore Partners, LLC,
                                      Its Investment Manager


                                 By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                      ------------------------------------------
                                      Name:  Kenneth H. Shubin Stein, MD, CFA
                                      Title: Managing Member



                                 SPENCER CAPITAL OFFSHORE PARTNERS, LLC


                                 By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                      ------------------------------------------
                                      Name:  Kenneth H. Shubin Stein, MD, CFA
                                      Title: Managing Member



                                 SPENCER CAPITAL SELECT FUND, LP


                                 By:  Spencer Capital Select Partners, LLC,
                                      Its General Partner


                                 By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                      ------------------------------------------
                                      Name:  Kenneth H. Shubin Stein, MD, CFA
                                      Title: Managing Member



                                  SPENCER CAPITAL SELECT PARTNERS, LLC


                                  By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                      ------------------------------------------
                                      Name:  Kenneth H. Shubin Stein, MD, CFA
                                      Title: Managing Member



                                  By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                      ------------------------------------------
                                      Name:  Kenneth H. Shubin Stein, MD, CFA